TETON Westwood Mid-Cap Equity Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2014

Class AAA (WMCEX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The TETON Westwood Mid-Cap Equity Fund (the “Mid-Cap Equity Fund”) seeks to provide long term growth of capital and future income.

Fees and Expenses of the Mid-Cap Equity Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Mid-Cap Equity Fund.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount redeemed)	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses(1)	2.63%

Total Annual Fund Operating Expenses	3.88%
Less Fee Waiver and Expense Reimbursement(2)	(2.38)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.50%

(1)	“Other Expenses” are estimated for the first year of operations.
(2)	Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Mid-Cap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at an annual rate of 1.50%. Under this same arrangement, the Mid-Cap Equity Fund has also agreed, during the three-year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.50% for Class AAA Shares after giving effect to the repayment. This arrangement is in effect through at least January 31, 2015, and may not be terminated by the Adviser before such date.

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Mid-Cap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mid-Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Mid-Cap Equity Fund’s operating expenses remain the same, taking into account the expense limitation for one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$153	$965

Portfolio Turnover

The Mid-Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mid-Cap Equity Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Mid-Cap Equity Fund’s performance. During the period from inception (May 31, 2013) through its fiscal year end (September 30, 2013), the Mid-Cap Equity Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Mid-Cap Equity Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes), under normal circumstances, in equity securities of mid-cap companies, such as common and preferred stocks.

The Mid-Cap Equity Fund invests primarily in mid-cap companies that the portfolio managers believe are undervalued by the market and have above-average growth potential. The Mid-Cap Equity Fund defines mid-cap companies as those whose market capitalization (number of shares multiplied by share price) falls within the range of $1 to $20 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of its capitalization range. Stock selection is key to the performance of the Mid-Cap Equity Fund.

The portfolio managers seek to identify companies with characteristics such as:

•	above-average revenue and earnings growth potential
•	attractive products or services
•	financial strength (favorable debt ratios and other financial characteristics)
•	strong competitive positions within their industries
•	high quality management focused on generating shareholder value
•	reasonable valuation

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portfolio managers also seek to identify undervalued companies where a catalyst exists to recognize value or improve a company’s profitability. Examples of these catalysts are:

•	new management
•	industry consolidation
•	change in the company’s fundamentals

The Mid-Cap Equity Fund may invest up to 10% of its net assets in foreign securities; such limitation not including American Depositary Receipts (“ADRs”), securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission (“SEC”) and listed on a U.S. national securities exchange, and dollar-denominated securities publicly offered in the U.S. by a foreign issuer. The portfolio managers may also invest in various types of derivatives to gain exposure to certain types of securities as an alternative to investing directly in such securities.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek investments in mid-cap stocks as part of your overall investment strategy

The Mid-Cap Equity Fund’s share price will fluctuate with changes in the market value of the Mid-Cap Equity Fund’s portfolio securities. Your investment in the Mid-Cap Equity Fund is not guaranteed; you may lose money by investing in the Mid-Cap Equity Fund. When you sell Mid-Cap Equity Fund shares, they may be worth more or less than what you paid for them.

Investing in the Mid-Cap Equity Fund involves the following risks:

•	Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Mid-Cap Equity Fund’s shares may decline.

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Equity Risk.   Equity risk is the risk that the prices of the securities held by the Mid-Cap Equity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

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Foreign Securities Risk.   Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs.

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Mid-Cap Company Risk.     Mid-cap company risk is the risk that investing in securities of mid-cap companies could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline more significantly or more rapidly than stocks of larger companies as market conditions change.

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Currency Risk.     Currency risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

•

Derivatives Risk.     Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Mid-Cap Equity Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Mid-Cap Equity Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

•	New Fund Risk. The Mid-Cap Equity Fund is new with a limited operating history and there can be no assurance that the Mid-Cap Equity Fund will grow to or maintain an economically viable size.

Performance

The Mid-Cap Equity Fund commenced operations on May 31, 2013 and performance information is not yet available. Performance information will be available after the Mid-Cap Equity Fund has been in operation for one calendar year.

Management

The Adviser. Teton Advisors, Inc. serves as the Adviser to the Mid-Cap Equity Fund.

The Portfolio Managers. Ms. Diane M. Wehner has served as Lead Portfolio Manager of the Mid-Cap Equity Fund since its inception in May, 2013. Mr. Charles F. Stuart has served as Co-Portfolio Manager of the Mid-Cap Equity Fund since its inception in May, 2013.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Mid-Cap Equity Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by Internet, by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Mid-Cap Equity Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”). The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Mid-Cap Equity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Mid-Cap Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Mid-Cap Equity Fund and its related companies may pay the intermediary for the sale of Mid-Cap Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Mid-Cap Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2796 2014

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